THE PARNASSUS FUND
                         Semiannual Report June 30, 2002
--------------------------------------------------------------------------------

                                                                  August 5, 2002

Dear Shareholder:
     As of June 30, 2002, the net asset value per share (NAV) of the Parnassus Fund was $29.74 so the overall return for the second quarter was a loss of 17.59% compared to a loss of 13.40% for the S&P 500 and a loss of 10.37% for the average multi-cap value fund followed by Lipper, Inc. Both the S&P and the Lipper average had negative returns, but we lost more than those indices. We did, however, beat the Nasdaq for the quarter which dropped 20.64%. In summary, then, we underperformed the S&P by over four percentage points and the Lipper average by over seven points, but we did beat the Nasdaq by over three points.

     For the year-to-date, the figures are similar. We're down 19.60% compared to losses of 13.16% for the S&P, 7.91% for the Lipper average and 24.84% for the Nasdaq.

     The reason for our underperformance compared to the S&P and the Lipper average is the same as the reason for our underperformance in the first quarter: our holdings in telecommunications equipment stocks. They amounted to 16% of total assets. Telecommunications service providers have sharply cut back on spending for equipment and this has caused the equipment makers to lose money and their stock prices to drop. We have been aware of conditions in the industry for some time, but I decided to invest in those equipment stocks because I thought prices were close to the bottom and service companies would start spending again this year to maintain their networks. Unfortunately, telephone companies have cut back even more on capital spending and equipment providers' low stock prices have gone even lower. You can read about the details and the specific companies in the "Analysis" section of this report. We're hanging on to our telecom shares because we still expect them to make a strong comeback by the end of the year.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the average multi-cap value fund followed by Lipper. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap value fund do not deduct any sales charges that may apply.

------------------------------------------------------------------------------------------------------------------------------------
Periods Ending        Average Annual         Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
June 30, 2002          Total Return          Overall Return           Index        Value Average          Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                 (18.98%)               (16.04%)            (17.99%)          (10.19%)          (32.07%)
Three Years                2.97%                  4.20%              (9.17%)           (0.59%)          (18.12%)
Five Years                 6.20%                  6.96%               3.66%             6.07%             0.61%
Ten Years                 11.90%                 12.30%              11.41%            12.11%            10.01%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its return, but mutual funds do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.


     As you can see from the table, the Fund's overall return is ahead of the S&P and the Nasdaq for the one-year period although we lag the Lipper average. The reason we lag the one-year return for the Lipper Multi-Cap Value Average is because "value-oriented" funds have done much better than the market indices in the past year. Although the Parnassus Fund is a value fund, our disastrous experience with telecom stocks has trumped our value orientation.

     Despite this year's difficulties, I'm happy to point out that our long-term record is still excellent. Our three, five and ten-year returns have outperformed all the indicated benchmarks.


ANALYSIS
     As I indicated earlier in this report, telecom stocks have been our Achilles heel since the start of the year. In fact, telecom equipment stocks were the second worst-performing industry group in the S&P 500 in the year-to-date period, having dropped 48.4%. (The worst performing group was wireless telephone services which dropped 69.3%.) Looking on the bright side of things, I suppose I could point out that the Fund is only down 19.6% year-to-date compared to a decline of 48.4% for all telecom equipment stocks, but I must concede that, as an excuse, it does sound pretty lame.

     Nine stocks in the portfolio each caused the NAV to drop 24(cent) or more during the quarter and seven of those nine were telecom equipment stocks. In every case, the Fund bought those stocks at prices far below each issue's three-year high, but that didn't prevent those stocks from dropping even further. The silver lining in the first-half cloud is that these stocks are far below their intrinsic value and, in time, that value should be recognized with higher price quotations.

     A good example is Ciena Corporation, a leading provider of optical switches for use in telecommunications networks. This stock cost the Fund an astounding 93(cent) on the NAV during the quarter as the price sank from $9.00 to $4.19 for a drop of 53.4%. In October of 2000, Ciena's stock traded as high as $151 a share so its valuation was way too high for a Parnassus investment even though we liked this excellent company. We calculated that Ciena was worth somewhere around $25 a share. By the time the stock got down to the low teens, it looked like a real bargain and we started to buy a few shares. After purchasing more shares to complete our position, our average cost was $8.50 which looked like a rock-bottom price for this stock.

     Now I ask you, fellow shareholders, all things considered, there's no way this stock can go down much below $8.50, right? Wrong!!! As of June 30, it was trading at less than half that figure--$4.19 a share! At that price, it's trading like it's going out of business.

     However, Ciena is not going out of business. Its products are necessary to ensure high quality telecommunications service and the company has over a billion dollars in cash or about $3.25 per share after subtracting all debt. In other words, at $4.19, the company is selling for just a little bit more than its cash holdings and the market is valuing the business at a fraction of its value. At some point in the not too distant future, the market will recognize Ciena's value and the Parnassus Fund will realize a substantial gain.

     Although not a telecom stock, SonicWALL suffers from the same malady--a valuation far below its intrinsic value. The company produces software for computer security to prevent things like attacks from hackers and viruses. (The software is called a "firewall.") Although sales have been weak of late, the company showed positive cash flow last quarter. It has strong sales channels and continues to hold its market share.

     The stock traded as high as $66.69 in March of 2000, but the Fund's average cost is only $9.79. As of June 30, the stock traded at $5.02 a share down from $13.04 at the beginning of the quarter for a decline of 61.5%. After subtracting debt, SonicWALL has $3.45 a share in cash so it's trading less than two dollars above the value of its cash holdings. We think the business is worth far more than $2 per share and we plan to hold the stock until that value is realized.

     Redback Networks, a supplier of routers and subscriber management services to the telecommunications industry, cost the Fund 82(cent) during the quarter as its stock dropped 47.4%, going from $3.40 to $1.79. Finnish telephone giant Nokia Oyj recently bought 10% of the company for $34 million in cash. With that cash infusion and marketing help from Nokia, Redback should be able to make substantial gains in revenue as it sells more of its excellent products. Redback traded as high as $198.50 in March of 2000. It was way overvalued then, but it's way undervalued now at $1.79 a share.

     Agere moved the NAV down by 71(cent) as its stock dropped 64.0%, sinking from $3.89 to $1.40. Agere makes semiconductors for use in telecommunications equipment. The stock traded at $9.50 a share in May of 2001. Sales are depressed because of the lack of telecom capital spending, but the stock price should bounce back once spending picks up.

     Corning caused a drop of 58(cent) in the NAV as it went from $7.62 to $3.55 for a loss of 53.4%. Corning makes the fiberglass used in optical telecommunications networks. Given the overbuilding of communications networks in the late 1990's, demand has plunged for Corning's products. Since network traffic is growing, at some point telephone companies will need to invest in more fiber to improve their networks. At that point, the stock should make a strong recovery. Corning's stock traded as high as $113 in August of 2000. It's not likely to see that level again for a long time, but it's certainly worth more than $3.55 even under present conditions.

     Vitesse makes semiconductors for the telecommunications industry. The stock went to $115 in March of 2000 as demand for its products soared with strong construction activity in building out telecom networks. It traded at $9.80 at the start of the second quarter, but hit $3.16 by the end of June for a drop of 67.8% which reduced the NAV by 49(cent). Like the other telecom stocks, this one will make strong gains once capital investment returns.

     Juniper Networks makes high quality routers for telecommunications. The stock went to $244 in October of 2000, but was down to $12.65 at the beginning of the second quarter. By the end of the quarter, it had dropped to $5.65 for a decline of 55.2%, pushing the NAV down by 25(cent). Because of its importance, Juniper should be among the first of the telecom companies to see its stock price start moving upward again.

     Cisco Systems' stock fell to $13.95 for a loss of 17.6% which translated into a loss of 25(cent) for the Fund's share price. Cisco makes equipment for computer networking and telecommunications so it has been affected by both the decline in telecom spending and the demise of many internet companies. Nevertheless, the company remains a financial powerhouse with $21 billion in cash and no debt. Despite the downturn, the company is still profitable and generates $300 million a month in free cash flow. The stock hit $82 in March of 2000. Even though it was overvalued then, at $13.95 the stock is well below its intrinsic value.

     Eli Lilly, the big pharmaceutical maker, saw its stock go from $76.20 to $56.40 for a loss of 26.0% which dropped the NAV by 24(cent). The stock had traded as high as $109 in June of 2000. Weak sales of Xigris, its new sepsis drug, combined with delays in approving two other new drugs hurt the company's financial performance. The company has some new products coming to market which should improve its performance over the next 12 months.

     Only three companies made even a small positive contribution to the NAV. Needless to say, they were not in the telecommunications industry. Rather, they were involved with more prosaic businesses: housing finance, electric motors and utilities.

     Washington Mutual boosted the NAV by 7(cent) as the stock rose 12.0% to $37.11. Low interest rates and eager home buyers helped the company. Keyspan which owns gas and electric utilities contributed 3(cent) to the NAV as its stock climbed 3.46% to $37.65. Baldor Electric added 2(cent) to the NAV as its stock climbed 11.5% to $25.20.


OUTLOOK AND STRATEGY
     In the last quarterly report, I wrote that I was expecting a sharp move down over the next few months because valuations were too high and investor sentiment was too positive. Early in the year, I appeared on CNBC and Bloomberg Television saying that I was pessimistic in the short-run, but positive for the longer term once valuations moved lower. In fact, CNBC anchor Mark Haynes criticized me for being so bearish. As I expected, the market has dropped quite a bit. What's galling to me, though, is that I was right on the direction of the market, but we still underperformed during the quarter.

     Even though the Fund held over 25% of its assets in cash, we still went down more than the market because of the collapse in telecom stocks. Veteran shareholders will remember that buying stocks too early is a mistake I've made several times in the past. I've tried to discipline myself to wait and buy stocks somewhat later, but the impulse to buy before the market takes off without us is a strong one. While I almost always buy stocks at a discount to their intrinsic value, I need to wait a little longer to see if they trade at an even greater discount to intrinsic value.

     In the case of telecom equipment stocks, they were trading at very low prices and I knew they would move higher once capital spending increased. Stocks trade on anticipation so it's important to take a position before an event actually happens. Under normal circumstances, telephone companies would have to increase capital spending at this stage of the cycle. In this case, though, it didn't happen--primarily because of the enormous overcapacity in the industry and because of the weakened financial condition of the telecom service providers.

     At the time we bought the telecom equipment stocks, I knew the next move in the market would be down. However, I thought that the telecom stocks would not go down much since they were already trading at bargain levels. Unfortunately, the telecom stocks went down even more than the market as a whole. Of course, it's impossible to buy stocks at the absolute bottom, but in the future I would like to avoid the kind of sharp movements down that the Fund has just experienced. We did a good job of avoiding the market meltdown in 2000 and 2001, but things caught up with us in 2002.

     Although things look bad right now, I'm very positive for the rest of the year. If the market hasn't already hit bottom, I think we're very close. There are two reasons for this view. First, valuations are much lower than a few months ago so the ratios are at reasonable levels. Second, investors are pessimistic by both objective and subjective measures. (In the last quarterly report, we talked about why a contrarian considers investor optimism to be bad for the market and investor pessimism to be good for the market.) Given this situation, the market should come back sometime in the second half of this year. (I even shocked Mark Haynes the last time I was on CNBC when I turned bullish after two years of being a bear.)

     The Fund's portfolio is also in a good position to take advantage of any upward move. Despite the turmoil in the telecommunications industry, I see signs that things will improve before the end of the year. I have not sold any of our telecom stocks since I think we will see some attractive capital gains in the future.

     As this report is being written in the middle of July, we're putting all our cash to work so we should be fully invested by the time you receive this report in early August. We are now buying semiconductor and capital equipment stocks that have dropped sharply and are now trading below their intrinsic value. (Unlike our experience with telecom stocks, we have waited to buy semiconductor issues and we should do well with these companies like we did in 1999.)

     For those of you who may be concerned by our performance over the last six months, all I can say is "keep the faith." We've had many difficult periods in the past, but the Parnassus Fund has a great long-term record.


PERSONNEL MATTERS
     We're fortunate to have four excellent interns working with us this summer. Angelina Clarke will be a junior at Reed College in Portland, Oregon where she is majoring in political science. At Reed, she co-founded Swing the Vote, an on-campus voter registration and education organization. Her previous experience includes work as an intern at the New York law firm of Shneyer & Shen where she developed a database to streamline access to paper files. Angelina also studied international relations at Tubingen University in Germany. She has excellent computer skills, speaks Spanish and is fluent in German.

     Jesse Chen will be a senior at the Haas School of Business at the University of California at Berkeley. At Berkeley, he received the Ewing Marion Kauffman Entrepreneur Award and placed first in the Cisco/Deloitte E-Business Case Competition. He also served as President of the California Investment Association, a Haas undergraduate investment club. His previous experience includes an internship in equity research with Goldman Sachs and an internship with the Federal Deposit Insurance Corporation (FDIC). Jesse also has excellent computer skills.

     Jaimi Goodfriend will be a second-year student in the MBA program at the Kellogg Graduate School of Management at Northwestern University. She also graduated with honors from the University of Michigan where she majored in economics and political science. Jaimi has had five years of experience as a financial analyst--two with Montgomery Securities in San Francisco and three with the First Analysis Corporation in Chicago. She is more experienced in finance than most of our interns. When I asked her why she wanted to intern at Parnassus when she already has impressive experience, she said that she wanted some time with a firm that made the investments since she had already worked as an analyst for a brokerage firm. We're delighted to have someone of Jaimi's caliber working with us and she will be a big help to our program. Jaimi is an excellent tennis player and she ran the Chicago Marathon.

     Sebastian Hoffman is a student at the Handelshochschule Leipzig in Germany where he is enrolled in a two-year graduate business program. He is also a graduate of the University of Saarbrucken where he received a bachelor's degree in business. His previous experience includes an internship with Morgan Stanley in Frankfurt, Germany and work with Muller Tax Consultancy in Homburg, Germany. He is fluent in English and French and has excellent computer skills. He likes to ski, golf and travel.

     For our staff profile in this report, we've chosen Thomas Tran who works in our shareholder service department. Thomas was born in My Tho, Vietnam, a beautiful little city in the Mekong Delta about fifty miles south of Saigon. Thomas came to America in 1981 and stayed with his mother's sister who had settled in San Francisco. He attended Alamo Elementary and Presidio Middle School before graduating from Washington High School in San Francisco. While still a senior in high school, he came to work as a part-time clerical employee at Parnassus Investments.

     Thomas did such a great job for us that we hired him in 1993 as a full-time staff member in the shareholder services department. While employed, he took night classes at San Francisco City College and he also graduated from ITT Technical Institute in 2001 with an emphasis in computers and networking. Thomas has put his computer education to good use here at Parnassus as he is in charge of keeping our network and our computers up and running. He does a great job.

     Last month, Thomas passed his Series 26 test so that he is now licensed as a mutual fund supervisor. Shareholders love working with Thomas because he is good at his job and succeeds in helping them with whatever request they may have. He is knowledgeable in all phases of our operation. We're very fortunate to have Thomas on the staff.

     In his spare time, he likes to work out and go deep-sea fishing for tuna, salmon and sea bass. His girlfriend, Tina Hoang, is a nursing student at California State University at Hayward.




SHAREHOLDER LETTER
                                                                   June 25, 2002

         Dear Jerry:

         As both a long-time shareholder and a professional investment adviser, I am very concerned about efforts to remove the ban on investing in weapons contractors from the screens of socially responsible investments. While I applaud your decision to maintain the weapons prohibition, I did not think your reply to the shareholder in the last quarterly report was strong enough.

          Of course, we all want to stop terrorism. But the War on Terrorism is being used as a cover for an immense military buying spree, much of which has nothing to do with preventing terrorism. Will the $20 billion for maintaining thousands of nuclear weapons stop terrorism? Or the billions for a new fighter jet, attack submarines or the latest in Star Wars prevent terrorism? As the kids say, I don't think so. (Sources: Business Leaders for Sensible Priorities, NY Times, Worth Magazine)

         There is still too much pork in the Pentagon budget which benefits a small number of weapons contractors. The same dollars could be used to create good schools, build a decent rail system, or fund more peacekeeping efforts. Such a redirection of national priorities would do far more to win the war on terrorism, re-energize our economy (and stock market) and create a peaceful and sustainable global society. So I say, Stay the course, Jerry!

                                 Ron Freund, CFS

                                 Social Equity Group

                                 Registered Representative, Financial West Group

                                 Berkeley, CA




ENRON, WORLDCOM AND ARTHUR ANDERSEN

     The recent scandals have made a big impact on me. I'll never look at an auditor's signature again the same way. Those of us in the investment business have to rely on auditors' opinions. There's no way we can count the inventory, check the receivables or review the expenses to make sure they're all accounted for. We have to trust the auditors to report a company's financial condition fairly. When that trust breaks down, it's a terrible thing.

     When Arthur Andersen was first indicted for criminal fraud, I was against criminal prosecution of the company because it would hurt many innocent people--mainly the working staff of the company. Since then, I've changed my mind. WorldCom was not the first instance of accounting fraud at Andersen. There were also Enron, Waste Management, even a church in Arizona and many, many more. I have come to the conclusion that there was no way to change Andersen's culture.

     What Andersen did boggles the mind. WorldCom executives took ordinary operating expenses (in this case, connection fees they paid to local phone companies to complete their long distance calls) and capitalized them on the balance sheet as an asset. This meant that most of these expenses did not hit the income statement in the year they were incurred and net income was grossly inflated. The total amount of capitalized expenses was $3.8 billion over several years which made the company appear to be making money when it really had massive losses. The scheme was simplicity itself and should have been detected by elementary auditing procedures. Incredibly enough, Andersen certified WorldCom's financial statements with the invisible expenses.

     What's amazing is that 25 years ago, Andersen was a relatively conservative organization and you could put a lot of trust in an Andersen signature on financial statements. Some people called it the gold standard of the accounting industry.

     What happened? I think the problem began about 20 years ago when Andersen Consulting (now known as Accenture) started to grow and its profits soon exceeded those of the audit and tax part of the firm. Pretty soon, audits were done for just a modest fee and accountants made big money from their consulting work. After a while, the big accounting firms looked at their audit clients as targets of opportunity where they could sell consulting services. This meant that the auditors could hold out their opinions for sale as long as a client gave them enough profitable consulting business.

     It's sad that things have come to this point. Unfortunately, Andersen is not the only accounting firm to operate this way. There are others, but Andersen was by far the worst.

     Longer-term, I think these scandals could have a positive impact if they result in real reform. There has to be more regulation of the accounting industry and there also have to be more penalties for corporate executives who falsify financial statements.

     Right now, I think the situation is too explosive to be swept under the rug. I'm hopeful that real reform will occur, but as investors, we have to be vigilant and make our views known.



                                                              Yours truly,



                                                              Jerome L. Dodson

                                                              President


P.S. One of our shareholders, Tim Morrissey of Rochester, Washington, has suggested that I use our website for periodic updates. I have decided to take his advice so when there are important new developments between quarterly reports, I will post a "President's Letter" on the website.


THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2002 THROUGH JUNE 30, 2002 (UNAUDITED)

                          Realized Number Per Sale Per
Company                                 Gain (Loss)   of Shares             Cost     Share        Proceeds    Share
------------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                   $  3,076,913     325,000    $   9,296,165     28.60    $ 12,373,078    $38.07
Advanced Micro Devices, Inc.               (14,029)    100,000          966,000      9.66         951,971      9.52
American Express Company                 1,116,532     200,000        7,198,450     35.99       8,314,982     41.57
Building Materials Holding Corporation     225,141      50,000          497,027      9.94         722,168     14.44
CIENA Corporation                       (4,812,097)    600,000        9,024,090     15.04       4,211,993     7.02
Compaq Computer Corporation              2,209,152     800,000        7,194,146      8.99       9,403,298    11.75
Dana Corporation                         3,432,646     400,000        5,038,535     12.60       8,471,181    21.18
EMC Corporation                           (344,663)    750,000        9,137,005     12.18       8,792,342    11.72
Federal Home Loan Mortgage Corporation   7,084,665     340,000       15,066,757     44.31      22,151,422    65.15
Federal National Mortgage Association    7,165,314     290,000       15,855,538     54.67      23,020,852    79.38
Idacorp, Inc.                              (24,339)     15,000          587,568     39.17         563,229    37.55
JDS Uniphase Corporation                (1,571,619)  1,100,000        7,329,820      6.66       5,758,201     5.23
J.P. Morgan Chase & Company               (197,001)    100,000        3,616,000     36.16       3,418,999    34.19
Juniper Networks, Inc.                  (5,373,899)    700,000       13,326,585     19.04       7,952,686    11.36
PETsMART, Inc.                           6,422,677     650,000        2,526,490      3.89       8,949,167    13.77
Sprint Corporation                      (2,773,573)    600,000       11,732,478     19.55       8,958,905    14.93
TranSwitch Corporation Convertible Bond    995,255   9,709,801        5,801,606      0.60       6,796,861     0.70
Vitesse Semiconductor Corporation         (370,565)    200,000        2,024,715     10.12       1,654,150     8.27
Wells Fargo Company                        660,361     100,000        4,300,564     43.01       4,960,925    49.61
------------------------------------------------------------------------------------------------------------------------------------
Total                                  $16,906,871                 $130,519,539              $147,426,410
====================================================================================================================================



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2002 (UNAUDITED)


                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY
     425,000      Genentech, Inc. 1, 2                                              4.1%          $  14,237,500
                  COMPUTER PERIPHERALS
   1,400,000      Solectron Corporation 1, 2                                                           8,610,000
   2,000,000      SonicWALL, Inc. 1                                                                  10,040,000
                  Total                                                             5.4%          $  18,650,000
                  COMPUTER SOFTWARE
     450,000      Autodesk, Inc.                                                                      5,962,500
      25,000      Electronics for Imaging, Inc. 1
     397,750
     400,000      Mentor Graphics Corp. 1, 2                                                          5,688,000
     470,000      ONYX Software Corporation 1                                                         1,588,600
     225,000      Siebel Systems, Inc. 1                                                              3,199,500
                  Total                                                             4.8%          $  16,836,350
                  COMPUTERS
     150,000      Hewlett-Packard Company                                                             2,292,000
     201,000      RadiSys Corporation 1                                                               2,337,630
                  Total                                                             1.3%         $    4,629,630
                  FINANCIAL SERVICES
     200,000      American Express Company                                                            7,264,000
     100,000      Charles Schwab Corp. 2                                                              1,120,000
     200,000      Washington Mutual, Inc.                                                             7,422,000
     100,000      Wells Fargo & Company                                                               5,006,000
                  Total                                                             5.9%          $  20,812,000
                  HEALTHCARE
     160,000      Cardinal Health, Inc.                                                               9,825,600
     125,000      McKesson Corporation                                                                4,087,500
      75,000      IMS Health Inc.                                                                     1,346,250
                  Total                                                             4.4%          $  15,259,350
                  INDUSTRIAL
     100,000      Baldor Electric Company 2                                         0.7%         $    2,520,000
                  INSURANCE
     275,000      American International Group, Inc. 2                                               18,763,250
      85,000      Arthur J. Gallagher & Co.                                                           2,945,250
     200,000      MetLife, Inc.                                                                       5,760,000
     125,000      St. Paul Companies Inc.                                                             4,865,000
     300,000      SAFECO Corporation                                                                  9,267,000
                  Total                                                            12.0%          $  41,600,500
                  MICROELECTRONIC PROCESSING
   4,100,000      Agere Systems, Inc. 1, 2                                          1.7%         $    5,740,000
                  MEDICAL PRODUCTS
     150,000      Becton Dickinson & Co.                                            1.5%         $    5,167,500
                  PHARMACEUTICAL
     200,000      Eli Lilly & Co.                                                                    11,280,000
     100,000      MedImmune, Inc. 1                                                                   2,640,000
     170,000      Merck & Company, Inc.                                                               8,608,800
      35,000      Pfizer Inc.                                                                         1,225,000
     800,000      Watson Pharmaceuticals, Inc. 1                                                     20,216,000
                  Total                                                            12.7%           $ 43,969,800




                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  RETAIL
     600,000      Gap, Inc. 2                                                                         8,520,000
     400,000      Safeway Inc. 1                                                                     11,676,000
                  Total                                                             5.8%           $ 20,196,000
                  SEMICONDUCTORS
     650,000      Intel Corporation                                                                  11,875,500
     350,000      LSI Logic Corporation 1                                                             3,062,500
   2,000,000      TranSwitch Corporation 1                                                            1,280,000
   2,600,000      Vitesse Semiconductor Corp. 1                                                       8,216,000
      10,000      Xilinx, Inc. 1                                                                        224,300
                  Total                                                             7.1%           $ 24,658,300
                  TELECOMMUNICATION EQUIPMENT
   2,250,000      CIENA Corporation 1, 2                                                              9,427,500
   1,000,000      Cisco Systems, Inc. 1                                                              13,950,000
   2,100,000      Corning Inc. 1, 2                                                                   7,455,000
   1,000,000      JDS Uniphase Corporation 1                                                          2,690,000
     300,000      Juniper Networks, Inc. 1, 2                                                         1,695,000
   7,150,000      Redback Networks Inc. 1, 2                                                         12,798,500
                  Total                                                            13.8%          $  48,016,000
                  UTILITIES
     100,500      AGL Resources Inc.                                                                  2,331,600
      50,000      Energen Corporation                                                                 1,375,000
      50,000      IDACORP, Inc. 2                                                                     1,385,000
     250,000      KeySpan Corporation 2                                                               9,412,500
     100,000      Northwest Natural Gas Co. 2                                                         2,875,000
     175,000      Peoples Energy Corporation                                                          6,380,500
     150,000      UGI Corporation                                                                     4,791,000
     100,000      WGL Holdings Inc. 2                                                                 2,590,000
                  Total                                                             9.0%           $ 31,140,600

                  Total common stocks
                  (cost $391,370,635)                                              90.2%           $313,433,530


    Principal                                                                 Percent of
       Amount     Convertible Bonds                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
 $ 9,000,000      Redback Networks Inc.
                  5.000%, due 04/01/07                                                                 4,502,250
     290,199      TranSwitch Corporation
                  4.500%, due 09/12/05                                                                   171,661
                                                                                                     -----------
                  Total convertible bond
                  (cost $6,056,439)                                                1.3%            $   4,673,911
                                                                                                     -----------

                  Total investments in securities
                  (cost $397,427,074)                                              91.6%           $ 318,107,441
                                                                                                     -----------





    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  U.S. Government Agency Discount Notes

  $25,800,000     Federal National Mortgage Association 2
                  Zero Coupon,
                  1.700% equivalent, matures 07/02/02
                  Total (cost $25,797,562)                                          7.4%           $  25,797,562
                                                                                                    ------------
                  Repurchase Agreements

   16,532,660     Bank of America Securities LLC 3
                  Triparty Repurchase Agreement
                  (Repurchase agreement with
                  BofA Securities dated 06/28/02,
                  effective yield is 2.070%
                  matures 07/01/02,
                  collateralized by Residential
                  Funding Mortgage CMO, par
                  value $24,554,969, 08/31/25,
                  total market value $17,359,292)
                  (cost $16,532,660)                                                4.8%           $  16,532,660
                                                                                                     -----------
                  Certificates of Deposit 4
$     100,000     Albina Community Capital Bank
                  2.600%, matures 01/23/03                                                     $          97,734
      100,000     Community Capital Bank
                  1.950%, matures 02/05/03                                                                97,591
      100,000     Community Bank of the Bay
                  3.250%, matures 09/04/02                                                                99,277
      100,000     Wainwright Bank & Trust Co.
                  2.810%, matures 10/23/02                                                                98,741
      100,000     Vermont Development Credit Union
                  2.800%, matures 04/25/03                                                                96,716
       35,429     Self Help Credit Union
                  2.090%, matures 01/15/03                                                                34,657
      100,000     South Shore Bank Cleveland
                  2.500%, matures 11/02/02                                                                98,632
      100,000     Louisville Community Development Bank
                  2.000%, matures 05/10/03                                                                96,573
                                                                                                     -----------
                  Total (cost $ 735,429)                                            0.2%        $        719,921
                                                                                                     -----------
                  Registered Investment Companies -
                  Money Market Funds
      343,243     Goldman Sachs FS Government Fund
                  variable rate 1.750%                                                                   343,243
       98,133     Janus Government Fund
                  variable rate 1.850%                                                                    98,133
       89,780     Scudder Government Fund
                  variable rate 1.720%                                                                    89,780
                                                                                                     -----------
                  Total (cost $ 531,156)                                            0.2%        $        531,156
                                                                                                     -----------
                  Floating Rate Securities
   15,000,000     Bear Stearns Co. FO MTN3
                  variable rate 2.160%,
                  matures 02/03/03
                  (cost $ 15,000,000)                                               4.3%           $  15,000,000
                                                                                                     -----------





    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  Community Development Loans 4
$     100,000     Vermont Community Loan Fund                                                   $         97,485
      100,000     Boston Community Loan Fund                                                              98,455
                                                                                                     -----------
                  Total (cost $200,000)                                             0.1%         $       195,940
                                                                                                     -----------
                  Commercial Paper
  15,000,000      Duke Capital Corp. 3
                  variable rate 2.151%,
                  matures 07/02/02                                                                    14,996,417
  16,600,000      Hubbell Inc. CP 3
                  variable rate 2.200%,
                  matures 07/01/02                                                                    16,596,957
  10,000,000      Omnicom Capital Inc.3
                  variable rate 2.200%,
                  matures 07/01/02                                                                     9,998,167
                                                                                                     -----------
                  Total (cost $ 41,591,541)                                        12.0%          $   41,591,541
                                                                                                     -----------
                  Total short-term securities
                  (cost $100,388,350)                                              28.9%            $100,368,780
                                                                                                     -----------
                  Total securities                                                120.4%            $418,476,221
                  Payable upon return of securities loaned                        -21.0%            (73,124,200)
                  Other assets and liabilities-net                               -  0.6%            ( 2,106,187)
                                                                                  ------            ------------
                  Total net assets                                                100.0%            $347,458,208
                                                                                  ======            ============

1  These securities are non-income producing.

2 This security or partial position of this security is on loan at June 30, 2002 (Note 1). The total value of securities on loan at June 30, 2002 was $61,912,282.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002 (UNAUDITED)


Assets
Cash   $    17,725,689
Investments in securities, at market value
 (identified cost $397,427,074) (Note 1)                            318,107,441
Temporary investments in short-term
   securities (identified cost $100,388,350)                        100,368,780
Receivables:
  Dividends and interest                                                453,419
  Capital shares sold                                                   255,415
  Securities sold                                                             0
  Other assets                                                           38,576
                                                                  --------------
       Total assets                                                 436,949,320
                                                                  --------------
Liabilities
Payable upon return of securities loaned                             73,124,200
Payable for securities purchased                                     16,227,075
Capital shares redeemed                                                  74,601
Other liabilities                                                        65,236
                                                                  --------------
       Total liabilities                                             89,491,112
                                                                  --------------
Net assets
(equivalent to $29.74 per share based
 on 11,682,454.496 shares of capital
 stock outstanding)                                              $  347,458,208
                                                                  ==============
Net assets consisting of
Undistributed net investment income                              $    2,095,458
Unrealized depreciation on securities                               (79,319,633)
Undistributed net realized gain                                      27,852,915
Capital paid-in                                                     396,829,468
                                                                  --------------
       Total net assets                                          $  347,458,208
                                                                  ==============
Computation of net asset value and offering price per share
Net asset value and redemption price
   per share ($347,458,208 divided by 11,682,454.496 shares)     $        29.74
                                                                  --------------
Offering price per share (100/96.5 of $29.74)                    $        30.82
                                                                  --------------
+ On investments of $15,000 or more, the sales charge is reduced as stated in the prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment income
Dividends                                                      $     1,399,138
Interest                                                             1,775,791
Other income                                                           218,488
                                                                ---------------
   Total investment income                                     $     3,393,417
                                                                ---------------
Expenses
Investment advisory fees (Note 5)                                    1,283,970
Transfer agent fees (Note 5)                                           251,610
Fund administration (Note 5)                                            40,000
Service provider fees (Note 5)                                         139,287
Reports to shareholders                                                 70,863
Registration fees and expenses                                          12,331
Custody fees                                                            39,965
Professional fees                                                      135,089
Trustee fees and expenses                                               31,759
Other expenses                                                          29,488
                                                                ---------------
   Total expenses                                               $    2,034,362
   Fees paid indirectly (Note 5)                                      (127,026)
                                                                ---------------
   Net expenses                                                      1,907,336
       Net investment income                                    $    1,486,081
                                                                ---------------
Realized and unrealized gain on investments Realized gain from security transactions:
   Proceeds from sales                                              147,426,410
   Cost of securities sold                                         (130,519,539)
                                                                ---------------
       Net realized gain                                        $    16,906,871
                                                                ---------------
Change in unrealized appreciation of securities:
   Beginning of period                                               22,791,580
   End of period                                                    (79,319,633)
                                                                ---------------
       Net change in unrealized appreciation of securities      $  (102,111,213)
                                                                ---------------
Net realized and unrealized loss on securities                  $   (85,204,342)
                                                                ---------------
Net decrease in net assets resulting from operations            $   (83,718,261)
                                                                ================

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2001

                                             SIX MONTHS ENDED      YEAR ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
Net investment income                          $  1,486,081     $  6,487,558
Net realized gain from security
 transactions                                    16,906,871       57,020,489
Net change in unrealized appreciation          (102,111,213)     (34,316,861)
                                               -------------    -------------
Increase in net assets resulting
 from operations                                (83,718,261       29,191,186

Dividends to shareholders
From net investment income                                0      ( 5,878,181)
From realized capital gains                               0     ( 46,071,160)

Increase in net assets from capital
 share transactions                              25,640,542       67,485,469
                                               -------------    -------------
Increase (decrease) in net assets               (58,077,719        44,727,314

Net assets
Beginning of period                             405,535,927      360,808,613
                                               -------------    -------------
End of period
   (including undistributied net
     investment income of $2,095,458
      in 2002 and $609,377 in 2001)            $347,458,208     $405,535,927
                                                ============    =============

 THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: IIt is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions

     Net realized gains are distributed in the year in which the gains arise. On June 30, 2002, undistributed capital gains totaled $27,852,915.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United Stated of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     There were no permanent differences incurred during the six months ended June 30, 2002, resulting from differences in book and tax accounting, that have been reclassified at June 30, 2002 to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in.

THE PARNASSUS FUND

3.   Capital Stock

     As of June 30, 2002 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $396,829,468. Transactions in capital stock (shares) were as follows:

                                                       SIX MONTHS ENDED JUNE 30, 2002  YEAR ENDED DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,319,628    $ 46,847,524    1,268,615     $ 49,793,791
     Shares issued through dividend reinvestment                   --              --    1,270,449       48,245,078
     Shares repurchased                                     (600,178)    (21,206,984)    (776,087)     (30,553,400)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase                                             719,450    $ 25,640,540    1,762,977     $ 67,485,469
----------------------------------------------------------------------------------------------------------------------------------

4.   Purchases and Sales of Securities

     Purchases of securities were $453,022,306 and the cost of securities sold was $130,519,539, for the six months ended June 30, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2002, are $498,445,182 and $78,961,879,
     respectively. Of the $78,961,879 of net unrealized depreciation at June 30, 2002, $11,703,314 related to appreciation of securities and $90,665,193 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,283,970 for the six months ended June 30, 2002.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $291,610 for the six months ended June 30, 2002. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $251,610 for the six months ended June 30, 2002), and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2002).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $139,287 for the six months ended June 30, 2002.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 2002 totaling $292,849, of which $61,688 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Included in the statement of operations under the caption "Custody fees" are expenses totaling $36,824 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $26,791 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Professional fees" are expenses totaling $62,983 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Trustee fees and expenses" are expenses totaling $428 for the six months ending June 30, 2002. These amounts, in aggregate, are $127,026 and were paid by a third-party broker-dealer on behalf of the Fund .

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

THE PARNASSUS FUND


6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2002, and for each of the five years ended December 31 are as follows:
                                               June 30, 2002
                                                 (unaudited)       2001       2000       1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $ 36.99    $ 39.22   $ 50.67     $ 36.24   $ 35.74     $ 34.39
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            0.13      0.68        0.07     (0.21)     (0.06)     (0.14)
Net realized and unrealized gain on securities        (7.38)      2.39        0.68      17.29      0.56       10.04
-----------------------------------------------------------------------------------------------------------------------------------
  Total income from investment operations             (7.25)      3.07        0.75     17.08        0.50       9.90
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                      .--    (0.56)     (0.08)         .--        .--        .--
Distributions from net realized gain on securities        .--    (4.74)    (12.12)     (2.65)         .--    (8.55)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    .--     (5.30)    (12.20)     (2.65)        .--     (8.55)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $ 29.74    $ 36.99   $ 39.22     $ 50.67   $ 36.24     $ 35.74
-----------------------------------------------------------------------------------------------------------------------------------
Total overall return*                               (19.60%)      7.84%      1.98%     47.74%      1.40%     29.70%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)       0.97%      1.00%      0.92%      1.07%      1.10%      1.11%
Decrease reflected in the above expense ratios due
   to expense subsidies                                0.06%        .--        .--        .--        .--        .--
Ratio of net investment income (loss) to average
   net assets                                          0.76%      1.73%      0.12%    (0.50%)    (0.09%)    (0.44%)
Portfolio turnover rate                               60.51%    127.43%    120.58%     65.70%     99.20%     68.90%
Net assets, end of period (000's)                  $ 347,458  $405,536   $360,809    $363,817   $302,762   $337,425

* Total overall return figures do not adjust for the sales charge.


                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                    Suite1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com


                         This report must be preceded or
                      accompanied by a current prospectus.